THE ALGER FUNDS
ALGER LARGECAP GROWTH FUND

Supplement dated December 10, 2008 to the
Prospectus dated December 1, 2008
As supplemented to date

The principal strategy of Alger LargeCap Growth Fund (the "Fund") provides as follows:

"The Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances the Fund invests at least 80% of the value of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At September 30, 2008, the market capitalization of the companies in this index ranged from $45 million to $403.4 billion."

While this is still the case, the Board of Trustees of the Fund has approved narrowing the Fund's investment focus within this range. Under normal circumstances, the Fund invests at least 75% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization greater than $10 billion. The Fund will no longer purchase securities of companies that, at the time of purchase of the securities, have a market capitalization less than $4 billion. Additionally, the Fund will generally limit its investments to between 70 – 100 holdings.

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